Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Big Sky Industries I, Inc. (the "Registrant") on Form 10-KSB for the year ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ramon Chimelis, President and Chief Executive Officer of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. ss..1350, as adopted pursuant to ss..906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material
     respects,   the  financial  condition  and  result  of  operations  of  the
     Registrant.

Date: August 24, 2007


By: /s/ Ramon Chimelis
----------------------
Ramon Chimelis,
President and Chief Executive Officer